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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 15, 2000

                             WHIRLPOOL CORPORATION
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            (Exact name of registrant as specified in its charter)

           Delaware                     1-3932               38-1490038
--------------------------------  ------------------  -----------------------
  (State or other jurisdiction      (Commission File    (I.R.S. Employer
      of incorporation)                 Number)         Identification No.)


    2000 M63 North, Benton Harbor, Michigan                49022-2692
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      (Address of principal executive officers)            (zip Code)


                                (616)-923-5000
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              Registrant's telephone number, including area code
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Item 5. Other Events
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        On February 15, 2000, the registrant reported that its Board of
Directors has authorized an extension of the company's stock repurchase program to $1 billion. The new $750 million share repurchase authorization extends the previously authorized $250 million repurchase program, which began in the first quarter of 1999.


Item 7. Financial Statements and Exhibits
        ---------------------------------

        Copy of press release dated February 15, 2000 regarding the announcement that the registrant's Board of Directors has authorized an extension of the company's stock repurchase program to $1 billion.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WHIRLPOOL CORPORATION
                                 Registrant


Date: February 16, 2000        By: /S/ Robert T. Kenagy
                                  ----------------------------
                                  Name:  Robert T. Kenagy
                                  Title: Associate General Counsel and Secretary